UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21712

CLOUGH GLOBAL EQUITY FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin Nelson

Clough Global Equity Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: March 31

Date of reporting period: June 30, 2013

Item 1 – Schedule of Investments.

Clough Global Equity Fund

STATEMENT OF INVESTMENTS

June 30, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS 124.40%
Consumer Discretionary 29.97%
Allison Transmission Holdings, Inc.(a)(b)(c)	174,073	$4,017,605
BorgWarner, Inc.(a)(b)	28,000	2,412,200
Charter Communications, Inc. - Class A(a)(b)(d)	35,100	4,347,135
Denso Corp.	15,200	714,943
Don Quijote Co., Ltd.	25,500	1,240,547
Fifth & Pacific Cos, Inc.(a)(d)	51,610	1,152,967
Fuji Heavy Industries Ltd.	23,607	581,963
GameStop Corp. - Class A	22,300	937,269
General Motors Co.(a)(d)	65,600	2,185,136
Honda Motor Co., Ltd.	24,030	892,827
Imax Corp.(a)(b)(d)	139,495	3,467,846
Liberty Global, Inc. - Class A(a)(b)(d)	65,808	4,875,057
Liberty Global, Inc. - Series C(a)(d)	36,700	2,491,563
Liberty Interactive Corp. - Class A(a)(b)(d)	223,986	5,153,918
Liberty Media Corp. - Class A(a)(b)(d)	41,468	5,256,484
Liberty Ventures - Series A(a)(b)(d)	59,134	5,026,981
Man Wah Holdings, Ltd.	2,456,000	3,081,063
Mazda Motor Corp.	120,131	473,596
News Corp. - Class A(a)(d)	147,300	4,801,980
News Corp. - New Class A - When Issued(d)	273,200	4,179,960
Nissan Motor Co., Ltd.	149,200	1,511,857
Orient-Express Hotels, Ltd. - Class A(a)(d)	119,537	1,453,570
Sally Beauty Holdings, Inc.(a)(b)(d)	120,071	3,734,208
Samsonite International S.A.	1,077,000	2,593,892
Sands China, Ltd.	272,800	1,285,556
Service Corp. International(a)	154,800	2,791,044
Signet Jewelers, Ltd.(a)	44,400	2,993,892
Sirius XM Radio, Inc.(a)	413,800	1,386,230
Sony Corp. - ADR(a)	68,600	1,453,634
Toyota Motor Corp.	32,000	1,932,648
Under Armour, Inc. - Class A(a)(d)	51,000	3,045,210
Viacom, Inc. - Class B(a)(b)	24,100	1,640,005
Wyndham Worldwide Corp.(a)(b)	129,600	7,417,008

		90,529,794

	Shares	Value
Consumer Staples 2.59%
Brazil Pharma S.A.(c)(d)	279,686	$1,259,706
Kirin Holdings Co., Ltd.	125,000	1,958,560
Mead Johnson Nutrition Co.(a)(b)	36,403	2,884,210
Vinda International Holdings, Ltd.	1,685,222	1,723,017

		7,825,493

Energy 11.12%
Energy Commodities 0.57%
Pacific Coast Oil Trust(a)(c)	95,800	1,727,274

Natural Gas Leveraged Exploration & Production 1.54%
Cabot Oil & Gas Corp.(a)(b)	33,900	2,407,578
Range Resources Corp.(a)(b)	18,400	1,422,688
SM Energy Co.(a)	13,700	821,726

		4,651,992

Non-North American Producers 0.79%
InterOil Corp.(a)(b)(d)	34,284	2,383,081

Oil Leveraged Exploration & Production 3.78%
Anadarko Petroleum Corp.(a)(b)	26,338	2,263,224
EOG Resources, Inc.(a)	8,000	1,053,440
Gulfport Energy Corp.(a)(b)(d)	70,031	3,296,359
Kodiak Oil & Gas Corp.(a)(d)	157,171	1,397,250
Noble Energy, Inc.(a)(b)	15,400	924,616
Oasis Petroleum, Inc.(a)(d)	29,700	1,154,439
Occidental Petroleum Corp.(a)	14,900	1,329,527

		11,418,855

Oil Services & Drillers 4.10%
Cameron International Corp.(a)(b)(d)	13,583	830,736
FMC Technologies, Inc.(a)(d)	32,000	1,781,760
Halliburton Co.(a)	58,800	2,453,136
National Oilwell Varco, Inc.(a)(b)	16,738	1,153,248
Noble Corp.(a)(b)	45,623	1,714,512
Schlumberger, Ltd.(a)	8,724	625,162
Superior Energy Services, Inc.(a)(d)	64,423	1,671,133
Weatherford International, Ltd.(a)(b)(d)	157,011	2,151,051

		12,380,738

	Shares	Value
Energy (continued)
Tankers 0.34%
Golar LNG, Ltd.(a)(b)	32,139	$1,024,913

TOTAL ENERGY		33,586,853

Energy Infrastructure & Capital Equipment 0.60%
Dresser-Rand Group, Inc.(a)(d)	30,100	1,805,398

Financials 30.21%
Capital Markets 1.61%
Daiwa Securities Group, Inc.	317,157	2,663,761
Nomura Holdings, Inc.	298,200	2,197,864

		4,861,625

Commercial Banks 3.71%
Mitsubishi UFJ Financial Group, Inc.	189,400	1,168,711
Mizuho Financial Group, Inc.	861,100	1,788,532
Sumitomo Mitsui Financial Group, Inc.	39,700	1,821,285
Sumitomo Mitsui Trust Holdings, Inc.	291,000	1,358,470
Wells Fargo & Co.(a)(b)	122,882	5,071,340

		11,208,338

Diversified Financials 7.89%
Bank of America Corp.(a)(b)	574,581	7,389,112
BB&T Corp.(a)	37,700	1,277,276
Citigroup, Inc.(a)(b)	235,890	11,315,643
ING Groep NV(d)	270,711	2,466,583
ING US, Inc.(a)(d)	51,400	1,390,884

		23,839,498

Insurance 6.51%
American International Group, Inc.(a)(b)(d)	147,976	6,614,527
Genworth Financial, Inc. - Class A(a)(b)(d)	535,767	6,113,102
Hartford Financial Services Group, Inc.(a)	198,728	6,144,670
National General Holdings Corp.(c)(d)	65,000	780,000

		19,652,299

Mortgage-Backed Securities Real Estate Investment Trusts 2.00%
American Capital Mortgage Investment Corp.(a)	87,200	1,566,984
CYS Investments, Inc.(a)	193,600	1,783,056

	Shares	Value
Financials (continued)
Hatteras Financial Corp.(a)	109,300	$2,693,152

		6,043,192

Real Estate Investment Trusts 5.65%
American Homes 4 Rent(a)(c)(d)	181,300	2,900,800
American Residential Properties, Inc.(a)(c)(d)	56,000	963,200
American Tower Corp.(a)	32,600	2,385,342
Ares Commercial Real Estate Corp.(a)(b)	51,400	658,434
Digital Realty Trust, Inc.(a)	78,900	4,812,900
Redwood Trust, Inc.(a)(b)	69,400	1,179,800
Select Income REIT(a)(c)	29,700	832,788
Stonegate Mortgage Corp.(d)	111,111	1,999,998
Two Harbors Investment Corp.(a)(b)	129,000	1,322,250

		17,055,512

Real Estate Management & Development 0.32%
BHG S.A. - Brazil Hospitality Group(d)	138,714	981,600

Thrifts & Mortgage Finance 2.52%
Nationstar Mortgage Holdings, Inc.(a)(b)(d)	89,600	3,354,624
Ocwen Financial Corp.(a)(d)	60,200	2,481,444
Oritani Financial Corp.(a)	114,300	1,792,224

		7,628,292

TOTAL FINANCIALS		91,270,356

Health Care 17.87%
Aetna, Inc.(a)(b)	24,113	1,532,140
Akorn, Inc.(a)(d)	133,600	1,806,272
Allergan, Inc.(a)	17,400	1,465,776
Amarin Corp. PLC - ADR(a)(b)(d)	246,492	1,429,654
Boston Scientific Corp.(a)(d)	140,000	1,297,800
Catamaran Corp.(a)(b)(d)	24,700	1,203,384
Celgene Corp.(a)(b)(d)	19,900	2,326,509
Centene Corp.(a)(b)(d)	72,800	3,819,088
Cigna Corp.(a)(b)	22,600	1,638,274
Community Health Systems, Inc.(a)	63,241	2,964,738
Elan Corp. PLC - ADR(a)(d)	78,917	1,115,886
Express Scripts Holding Co.(a)(d)	24,100	1,486,729
Forest Laboratories, Inc.(a)(d)	17,812	730,292
Gilead Sciences, Inc.(a)(b)(d)	45,783	2,344,547
HCA Holdings, Inc.(a)(b)	75,715	2,730,283

	Shares	Value
Health Care (continued)
Health Management Associates, Inc. - Class A(a)(b)(d)	68,800	$1,081,536
Health Net, Inc.(a)(d)	37,400	1,190,068
Jazz Pharmaceuticals PLC(a)(d)	33,731	2,318,332
LifePoint Hospitals, Inc.(a)(b)(d)	69,085	3,374,111
McKesson Corp.(a)	20,470	2,343,815
Medivation, Inc.(a)(d)	34,200	1,682,640
Merck & Co., Inc.(a)(b)	57,000	2,647,650
Pfizer, Inc.(a)(b)	183,100	5,128,631
Sinopharm Group Co., Ltd. - Class H	435,600	1,094,048
Tenet Healthcare Corp.(a)(d)	27,200	1,253,920
UnitedHealth Group, Inc.(a)	22,500	1,473,300
WellPoint, Inc.(a)(b)	30,500	2,496,120

		53,975,543

Industrials 12.24%
Air China, Ltd. - Class H	3,344,671	2,406,285
Brenntag AG	8,762	1,330,963
Cia de Locacao das Americas(c)	337,400	1,536,283
Colfax Corp.(a)(d)	22,428	1,168,723
Covanta Holding Corp.(a)	106,700	2,136,134
Edwards Group, Ltd. - ADR(a)(d)	104,400	887,400
Honeywell International, Inc.(a)(b)	71,900	5,704,546
IHI Corp.	285,251	1,081,411
Keyence Corp.	1,850	590,366
LIXIL Group Corp.	6,615	161,207
Mitsubishi Heavy Industries Ltd.	125,000	694,444
Omron Corp.	19,445	578,762
Sensata Technologies Holding NV(a)(b)(d)	97,508	3,403,029
SMC Corp.	2,138	429,411
Sumitomo Corp.	71,215	888,213
TransDigm Group, Inc.(a)(b)	35,894	5,627,102
UTi Worldwide, Inc.(a)	53,400	879,498
WABCO Holdings, Inc.(a)(b)(d)	73,676	5,502,860
WESCO International, Inc.(a)(d)	28,900	1,964,044

		36,970,681

Information Technology 16.53%
ACI Worldwide, Inc.(a)(d)	17,100	794,808
Cisco Systems, Inc.(a)	127,400	3,097,094
eBay, Inc.(a)(b)(d)	164,300	8,497,596
EMC Corp.(a)	38,188	902,001

	Shares	Value

Information Technology (continued)
FleetCor Technologies, Inc.(a)(d)	13,328	$1,083,566
FLIR Systems, Inc.(a)	76,600	2,065,902
Google, Inc. - Class A(a)(d)	14,721	12,959,927
Jive Software, Inc.(a)(d)	72,152	1,311,002
Mellanox Technologies, Ltd.(a)(b)(d)	26,700	1,321,650
Micron Technology, Inc.(a)(d)	91,173	1,306,509
NXP Semiconductor NV(a)(b)(d)	66,308	2,054,222
ON Semiconductor Corp.(a)(d)	60,924	492,266
Oracle Corp.	48,800	1,499,136
SanDisk Corp.(a)(d)	25,185	1,538,803
Seagate Technology(a)	41,100	1,842,513
Taiyo Yuden Co. Ltd.	8,921	135,911
ViaSat, Inc.(a)(b)(d)	67,994	4,858,851
VMware, Inc. - Class A(a)(d)	21,500	1,440,285
Western Digital Corp.(a)	43,900	2,725,751

		49,927,793

Materials 3.01%
Berry Plastics Group, Inc.(a)(d)	83,190	1,836,003
Graphic Packaging Holding Co.(a)(d)	249,287	1,929,482
Martin Marietta Materials, Inc.(a)(b)	22,365	2,201,163
WR Grace & Co.(a)(b)(d)	37,300	3,134,692

		9,101,340

Utilities 0.26%
National Fuel Gas Co.(a)	13,901	805,563

TOTAL COMMON STOCKS
(Cost $342,668,288)		375,798,814

PREFERRED STOCKS 0.42%
Consumer Discretionary 0.42%
The Goodyear Tire & Rubber Co., 5.875%(a)	26,000	1,280,760

TOTAL PREFERRED STOCKS
(Cost $1,301,625)		1,280,760

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 0.92%
Apple, Inc.
05/04/2043, 3.850% (a)	$3,090,000	$2,759,540

TOTAL CORPORATE BONDS
(Cost $3,026,122)		2,759,540

GOVERNMENT & AGENCY OBLIGATIONS 2.38%
U.S. Treasury Bonds
11/15/2028, 5.250% (a)	3,300,000	4,194,867
11/15/2041, 3.125% (a)	1,900,000	1,784,070
02/15/2042, 3.125% (a)	1,300,000	1,219,156

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $7,727,311)		7,198,093

GOVERNMENT BOND 2.50%
U.S. Treasury Bonds
08/15/2022, 7.250% (a)	5,350,000	7,549,770

TOTAL GOVERNMENT BOND
(Cost $8,003,525)		7,549,770

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 13.29%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(e)	40,146,198	40,146,198

TOTAL SHORT-TERM INVESTMENTS
(Cost $40,146,198)		40,146,198

Total Investments - 143.91%
(Cost $402,873,069)		434,733,175

Liabilities in Excess of Other Assets - (43.91%)		(132,641,453)

NET ASSETS - 100.00%		$302,091,722

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
COMMON STOCKS (28.79%)
Consumer Discretionary (0.62%)
JC Penney Co. Inc	(48,700)	(831,796)
Sears Holdings Corp.	(24,812)	(1,044,089)

		(1,875,885)

Energy (3.84%)
Oil Leveraged Exploration & Production (1.94%)
Canadian Natural Resources, Ltd.	(38,700)	$(1,093,662)
Petroleo Brasileiro S.A. - ADR	(354,036)	(4,751,163)

		(5,844,825)

Refiners (1.90%)
Marathon Petroleum Corp.	(20,117)	(1,429,514)
Phillips 66	(25,000)	(1,472,750)
Tesoro Corp.	(25,995)	(1,360,058)
Valero Energy Corp.	(42,600)	(1,481,202)

		(5,743,524)

TOTAL ENERGY		(11,588,349)

Financials (5.63%)
Capital Markets (1.44%)
Deutsche Bank AG	(103,634)	(4,347,446)

Commercial Banks (4.19%)
Banco Bradesco S.A. - ADR	(43,171)	(561,655)
Banco Santander S.A.	(253,900)	(1,620,048)
BNP Paribas S.A.	(29,806)	(1,628,494)
Credit Agricole S.A.	(174,070)	(1,496,088)
Intesa Sanpaolo SpA	(638,415)	(1,022,946)
Itau Unibanco Holding S.A. - ADR	(43,163)	(557,666)
Lloyds Banking Group PLC	(3,958,491)	(3,802,675)
Societe Generale S.A.	(32,905)	(1,130,727)
UniCredit SpA	(182,023)	(852,470)

		(12,672,769)

TOTAL FINANCIALS		(17,020,215)

Health Care (3.30%)
Health Care Select Sector SPDR Fund	(28,500)	(1,356,885)
iShares Nasdaq Biotechnology Index Fund	(32,693)	(5,684,659)
Waters Corp.	(29,400)	(2,941,470)

		(9,983,014)

Industrials (4.59%)
Atlas Copco AB - A Shares	(62,900)	(1,519,482)
Caterpillar, Inc.	(74,800)	(6,170,252)
Emerson Electric Co.	(48,400)	(2,639,736)
Sandvik AB	(227,648)	(2,722,502)
Siemens AG	(7,923)	(800,798)

		(13,852,770)

Information Technology (4.94%)
Applied Materials, Inc.	(194,200)	(2,895,522)
F5 Networks, Inc.	(30,000)	(2,064,000)
Intel Corp.	(171,400)	(4,151,308)

Information Technology (continued)
KLA-Tencor Corp.	(36,900)	$(2,056,437)
Lam Research Corp.	(52,000)	(2,305,680)
Texas Instruments, Inc.	(41,800)	(1,457,566)

		(14,930,513)

Materials (5.87%)
Alcoa, Inc.	(318,552)	(2,491,077)
BHP Billiton Ltd.	(214,154)	(6,143,979)
BHP Billiton, Ltd. - ADR	(21,464)	(1,237,614)
Fortescue Metals Group, Ltd.	(309,586)	(860,724)
Freeport-McMoRan Copper & Gold, Inc.	(39,000)	(1,076,790)
United States Steel Corp.	(184,500)	(3,234,285)
Vale S.A. - ADR	(204,361)	(2,687,347)

		(17,731,816)

TOTAL COMMON STOCKS
(Proceeds $90,559,632)		(86,982,562)

EXCHANGE TRADED FUNDS (14.29%)
iShares MSCI Brazil Capped Index Fund	(55,993)	(2,455,853)
iShares® FTSE China 25 Index Fund	(246,869)	(8,028,180)
iShares® MSCI Emerging Markets Index Fund	(69,225)	(2,670,008)
iShares® Russell 2000® Index Fund	(49,000)	(4,760,840)
Market Vectors® Oil Service ETF	(29,808)	(1,275,186)
Powershares QQQ ™ Trust Series 1	(72,909)	(5,191,850)
SPDR® S&P 500® ETF Trust	(81,750)	(13,080,818)
United States Natural Gas Fund LP	(76,515)	(1,449,959)
United States Oil Fund LP	(124,641)	(4,256,490)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $43,191,199)		(43,169,184)

TOTAL SECURITIES SOLD SHORT
(Proceeds $133,750,831)		$(130,151,746)

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of June 30, 2013. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan at June 30, 2013.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, these securities had a total value of $14,017,656 or 4.64% of net assets.
(d)	Non-income producing security.
(e)	Less than 0.0005%.

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bps - Basis Points

CNY - Chinese Yuan Renminbi

CSI - China Securities Index Company Limited

CSOP - China Southern Asset Management

ETF - Exchange Traded Fund

FTSE - Financial Times and the London Stock Exchange

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

RQFII - Renminbi Qualified Foreign Institutional Investors

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SpA - Societa` Per Azioni is an Italian shared company

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Loss
Morgan Stanley	Bharti Infratel, Ltd.	2,468,093	30 Bps + 1D FEDEF	1D FEDEF	12/30/2014	$(895,087)
Morgan Stanley	Daqin Railway Co., Ltd.	2,685,658	55 Bps + 1D FEDEF	1D FEDEF	6/19/2014	(603,170)

		$5,153,751				$(1,498,257)

INCOME TAX INFORMATION
Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:
As of June 30, 2013

Gross appreciation (excess of value over tax cost)	$39,349,247

Gross depreciation (excess of tax cost over value)	(9,511,843)

Net unrealized appreciation	$29,837,404

Cost of investments for income tax purposes	$404,895,771

See Notes to Quarterly Statement of Investments.

CLOUGH GLOBAL EQUITY FUND

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

JUNE 30, 2013 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Equity Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated January 25, 2005. The Fund is a non-diversified series with an investment objective to provide a high level of total return. Each Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of June 30,2013 in valuing the Fund’s investments carried at value. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the period ended June 30, 2013:

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Discretionary	$90,529,794	$–	$–	$90,529,794
Consumer Staples	7,825,493	–	–	7,825,493
Energy	33,586,853	–	–	33,586,853
Energy Infrastructure & Capital Equipment	1,805,398	–	–	1,805,398
Financials	85,589,558	5,680,798	–	91,270,356
Health Care	53,975,543	–	–	53,975,543
Industrials	36,970,681	–	–	36,970,681
Information Technology	49,927,793	–	–	49,927,793
Materials	9,101,340	–	–	9,101,340
Utilities	805,563	–	–	805,563
Preferred Stocks	1,280,760	–	–	1,280,760
Corporate Bonds	–	2,759,540	–	2,759,540
Government & Agency Obligations	7,198,093	–	–	7,198,093
Government Bond	7,549,770	–	–	7,549,770
Short-Term Investments	40,146,198	–	–	40,146,198
TOTAL	$426,292,837	$8,440,338	$–	$434,733,175

Other Financial Instruments
Liabilities
Securities Sold Short	$(130,151,746)	$–	$–	$(130,151,746)
Total Return Swap Contracts	–	(1,498,257)	–	(1,498,257)
TOTAL	$(130,151,746)	$(1,498,257)	$–	$(131,650,003)

*For detailed industry descriptions, see the accompanying Statement of Investments.

**Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

In the event a board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “advisor”) believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the advisor may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, and warrants. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it was to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. There was no written option activity during the three month period ended June 30, 2013.

Swaps: During the period the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the three month period ended June 30, 2013, the Fund invested in swap agreements consistent with the Fund’s investment strategies to gain exposure to certain markets or indices.

Warrants: The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	August 27, 2013

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (principal financial officer)

Date:	August 27, 2013